Exhibit 24

                       POWER OF ATTORNEY


          KNOW ALL MEN BY THESE PRESENTS, that in connection with the filing by Enron Corp., an Oregon corporation (the "Company"), of its Annual Report on Form 10-K for the year ended December 31, 1997 with the Securities and Exchange Commission, the undersigned officer or director of the Company hereby constitutes and appoints Kenneth L. Lay, Richard A. Causey, Andrew S. Fastow and Peggy B. Menchaca, and each of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and file such Annual Report on Form 10-K together with any amendments or supplements thereto, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all the said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has hereto set his hand this 11th day of March, 1998.


                                   /s/ ROBERT A. BELFER
                                   Robert A. Belfer

                                                  Exhibit 24

                       POWER OF ATTORNEY


          KNOW ALL MEN BY THESE PRESENTS, that in connection with the filing by Enron Corp., an Oregon corporation (the "Company"), of its Annual Report on Form 10-K for the year ended December 31, 1997 with the Securities and Exchange Commission, the undersigned officer or director of the Company hereby constitutes and appoints Kenneth L. Lay, Richard A. Causey, Andrew S. Fastow and Peggy B. Menchaca, and each of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and file such Annual Report on Form 10-K together with any amendments or supplements thereto, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all the said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has hereto set his hand this 12th day of March, 1998.


                                   /s/ NORMAN P. BLAKE, JR.
                                   Norman P. Blake, Jr.

                                                  Exhibit 24

                       POWER OF ATTORNEY


          KNOW ALL MEN BY THESE PRESENTS, that in connection with the filing by Enron Corp., an Oregon corporation (the "Company"), of its Annual Report on Form 10-K for the year ended December 31, 1997 with the Securities and Exchange Commission, the undersigned officer or director of the Company hereby constitutes and appoints Kenneth L. Lay, Richard A. Causey, Andrew S. Fastow and Peggy B. Menchaca, and each of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and file such Annual Report on Form 10-K together with any amendments or supplements thereto, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all the said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has hereto set his hand this 13th day of March, 1998.


                                   /s/ RONNIE C. CHAN
                                   Ronnie C. Chan

                                                  Exhibit 24

                       POWER OF ATTORNEY


          KNOW ALL MEN BY THESE PRESENTS, that in connection with the filing by Enron Corp., an Oregon corporation (the "Company"), of its Annual Report on Form 10-K for the year ended December 31, 1997 with the Securities and Exchange Commission, the undersigned officer or director of the Company hereby constitutes and appoints Kenneth L. Lay, Richard A. Causey, Andrew S. Fastow and Peggy B. Menchaca, and each of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and file such Annual Report on Form 10-K together with any amendments or supplements thereto, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all the said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has hereto set his hand this 12th day of March, 1998.


                                   /s/ JOHN H. DUNCAN
                                   John H. Duncan

                                                  Exhibit 24

                       POWER OF ATTORNEY


          KNOW ALL MEN BY THESE PRESENTS, that in connection with the filing by Enron Corp., an Oregon corporation (the "Company"), of its Annual Report on Form 10-K for the year ended December 31, 1997 with the Securities and Exchange Commission, the undersigned officer or director of the Company hereby constitutes and appoints Kenneth L. Lay, Richard A. Causey, Andrew S. Fastow and Peggy B. Menchaca, and each of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and file such Annual Report on Form 10-K together with any amendments or supplements thereto, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all the said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has hereto set his hand this 11th day of March, 1998.


                                   /s/ JOE H. FOY
                                   Joe H. Foy

                                                  Exhibit 24

                       POWER OF ATTORNEY


          KNOW ALL MEN BY THESE PRESENTS, that in connection with the filing by Enron Corp., an Oregon corporation (the "Company"), of its Annual Report on Form 10-K for the year ended December 31, 1997 with the Securities and Exchange Commission, the undersigned officer or director of the Company hereby constitutes and appoints Kenneth L. Lay, Richard A. Causey, Andrew S. Fastow and Peggy B. Menchaca, and each of them (with full power to each of them to act alone), her true and lawful attorney-in-fact and agent, for her and on her behalf and in her name, place and stead, in any and all capacities, to sign, execute and file such Annual Report on Form 10-K together with any amendments or supplements thereto, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all the said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has hereto set her hand this 11th day of March, 1998.


                                   /s/ WENDY L. GRAMM
                                   Wendy L. Gramm

                                                  Exhibit 24

                       POWER OF ATTORNEY


          KNOW ALL MEN BY THESE PRESENTS, that in connection with the filing by Enron Corp., an Oregon corporation (the "Company"), of its Annual Report on Form 10-K for the year ended December 31, 1997 with the Securities and Exchange Commission, the undersigned officer or director of the Company hereby constitutes and appoints Kenneth L. Lay, Richard A. Causey, Andrew S. Fastow and Peggy B. Menchaca, and each of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and file such Annual Report on Form 10-K together with any amendments or supplements thereto, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all the said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has hereto set his hand this 18th day of March, 1998.


                                   /s/ KEN L. HARRISON
                                   Ken L. Harrison

                                                  Exhibit 24

                       POWER OF ATTORNEY


          KNOW ALL MEN BY THESE PRESENTS, that in connection with the filing by Enron Corp., an Oregon corporation (the "Company"), of its Annual Report on Form 10-K for the year ended December 31, 1997 with the Securities and Exchange Commission, the undersigned officer or director of the Company hereby constitutes and appoints Kenneth L. Lay, Richard A. Causey, Andrew S. Fastow and Peggy B. Menchaca, and each of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and file such Annual Report on Form 10-K together with any amendments or supplements thereto, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all the said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has hereto set his hand this 11th day of March, 1998.


                                   /s/ ROBERT K. JAEDICKE
                                   Robert K. Jaedicke

                                                  Exhibit 24

                       POWER OF ATTORNEY


          KNOW ALL MEN BY THESE PRESENTS, that in connection with the filing by Enron Corp., an Oregon corporation (the "Company"), of its Annual Report on Form 10-K for the year ended December 31, 1997 with the Securities and Exchange Commission, the undersigned officer or director of the Company hereby constitutes and appoints Kenneth L. Lay, Richard A. Causey, Andrew S. Fastow and Peggy B. Menchaca, and each of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and file such Annual Report on Form 10-K together with any amendments or supplements thereto, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all the said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has hereto set his hand this 12th day of March, 1998.


                                   /s/ KENNETH L. LAY
                                   Kenneth L. Lay

                                                  Exhibit 24

                       POWER OF ATTORNEY


          KNOW ALL MEN BY THESE PRESENTS, that in connection with the filing by Enron Corp., an Oregon corporation (the "Company"), of its Annual Report on Form 10-K for the year ended December 31, 1997 with the Securities and Exchange Commission, the undersigned officer or director of the Company hereby constitutes and appoints Kenneth L. Lay, Richard A. Causey, Andrew S. Fastow and Peggy B. Menchaca, and each of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and file such Annual Report on Form 10-K together with any amendments or supplements thereto, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all the said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has hereto set his hand this 12th day of March, 1998.


                                   /s/ CHARLES A. LeMAISTRE
                                   Charles A. LeMaistre

                                                  Exhibit 24

                       POWER OF ATTORNEY


          KNOW ALL MEN BY THESE PRESENTS, that in connection with the filing by Enron Corp., an Oregon corporation (the "Company"), of its Annual Report on Form 10-K for the year ended December 31, 1997 with the Securities and Exchange Commission, the undersigned officer or director of the Company hereby constitutes and appoints Kenneth L. Lay, Richard A. Causey, Andrew S. Fastow and Peggy B. Menchaca, and each of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and file such Annual Report on Form 10-K together with any amendments or supplements thereto, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all the said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has hereto set his hand this 11th day of March, 1998.


                                   /s/ JEROME J. MEYER
                                   Jerome J. Meyer

                                                  Exhibit 24

                       POWER OF ATTORNEY


          KNOW ALL MEN BY THESE PRESENTS, that in connection with the filing by Enron Corp., an Oregon corporation (the "Company"), of its Annual Report on Form 10-K for the year ended December 31, 1997 with the Securities and Exchange Commission, the undersigned officer or director of the Company hereby constitutes and appoints Kenneth L. Lay, Richard A. Causey, Andrew S. Fastow and Peggy B. Menchaca, and each of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and file such Annual Report on Form 10-K together with any amendments or supplements thereto, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all the said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has hereto set his hand this 12th day of March, 1998.


                                   /s/ JEFFREY K. SKILLING
                                   Jeffrey K. Skilling

                                                  Exhibit 24

                       POWER OF ATTORNEY


          KNOW ALL MEN BY THESE PRESENTS, that in connection with the filing by Enron Corp., an Oregon corporation (the "Company"), of its Annual Report on Form 10-K for the year ended December 31, 1997 with the Securities and Exchange Commission, the undersigned officer or director of the Company hereby constitutes and appoints Kenneth L. Lay, Richard A. Causey, Andrew S. Fastow and Peggy B. Menchaca, and each of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and file such Annual Report on Form 10-K together with any amendments or supplements thereto, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all the said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has hereto set his hand this 12th day of March, 1998.


                                   /s/ JOHN A. URQUHART
                                   John A. Urquhart

                                                  Exhibit 24

                       POWER OF ATTORNEY


          KNOW ALL MEN BY THESE PRESENTS, that in connection with the filing by Enron Corp., an Oregon corporation (the "Company"), of its Annual Report on Form 10-K for the year ended December 31, 1997 with the Securities and Exchange Commission, the undersigned officer or director of the Company hereby constitutes and appoints Kenneth L. Lay, Richard A. Causey, Andrew S. Fastow and Peggy B. Menchaca, and each of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and file such Annual Report on Form 10-K together with any amendments or supplements thereto, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all the said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has hereto set his hand this 11th day of March, 1998.


                                   /s/ JOHN WAKEHAM
                                   John Wakeham

                                                  Exhibit 24

                       POWER OF ATTORNEY


          KNOW ALL MEN BY THESE PRESENTS, that in connection with the filing by Enron Corp., an Oregon corporation (the "Company"), of its Annual Report on Form 10-K for the year ended December 31, 1997 with the Securities and Exchange Commission, the undersigned officer or director of the Company hereby constitutes and appoints Kenneth L. Lay, Richard A. Causey, Andrew S. Fastow and Peggy B. Menchaca, and each of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and file such Annual Report on Form 10-K together with any amendments or supplements thereto, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all the said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has hereto set his hand this 14th day of March, 1998.


                                   /s/ CHARLS E. WALKER
                                   Charls E. Walker

                                                  Exhibit 24

                       POWER OF ATTORNEY


          KNOW ALL MEN BY THESE PRESENTS, that in connection with the filing by Enron Corp., an Oregon corporation (the "Company"), of its Annual Report on Form 10-K for the year ended December 31, 1997 with the Securities and Exchange Commission, the undersigned officer or director of the Company hereby constitutes and appoints Kenneth L. Lay, Richard A. Causey, Andrew S. Fastow and Peggy B. Menchaca, and each of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and file such Annual Report on Form 10-K together with any amendments or supplements thereto, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all the said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has hereto set his hand this 10th day of March, 1998.


                                   /s/ BRUCE G. WILLISON
                                   Bruce G. Willison

                                                  Exhibit 24

                       POWER OF ATTORNEY


          KNOW ALL MEN BY THESE PRESENTS, that in connection with the filing by Enron Corp., an Oregon corporation (the "Company"), of its Annual Report on Form 10-K for the year ended December 31, 1997 with the Securities and Exchange Commission, the undersigned officer or director of the Company hereby constitutes and appoints Kenneth L. Lay, Richard A. Causey, Andrew S. Fastow and Peggy B. Menchaca, and each of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and file such Annual Report on Form 10-K together with any amendments or supplements thereto, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all the said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has hereto set his hand this 12th day of March, 1998.


                              /s/ HERBERT S. WINOKUR, JR.
                              Herbert S. Winokur, Jr.